UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 27, 2017

EMERGENT CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	5355 Town Center Road, Suite 701 Boca Raton, Florida	33486
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (561) 995-4200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 27, 2017, Emergent Capital, Inc. (the “Company”) held its Annual Meeting of Shareholders. The results of matters submitted to a vote were as follows:
Proposal One - Election of Directors:
The shareholders elected each of the director nominees set forth below for a one-year term expiring at the next Annual Meeting of Shareholders. The shareholders voted as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
James Chadwick	13,485,984	3,372,607	—
Michael Crow	13,486,621	3,371,970	—
Andrew Dakos	12,121,047	4,737,544	—
Phillip Goldstein	11,755,265	5,103,326	—
Gerald Hellerman	12,950,654	3,907,937	—
Antony Mitchell	13,498,234	3,360,357	—
Gilbert Nathan	14,985,081	1,873,510	—

Proposal Two - Advisory Vote on Executive Compensation.

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2016. The shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
12,568,545	3,796,039	494,007	—

Proposal Three - Ratification of Appointment of Independent Registered Public Accountant.

The selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by shareholders. The shareholders voted as follows:

For	Against	Abstain
15,635,206	749,675	473,710

Proposal Four - Vote on Amendment to the Company’s Articles of Incorporation.

The shareholders approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock. The shareholders voted as follows:

For	Against	Abstain
13,761,886	2,383,144	713,561

Proposal Five - Vote to approve an amendment to the Company’s Amended and Restated 2010 Omnibus Incentive Plan.

The shareholders approved an amendment to the Company’s Amended and Restated 2010 Omnibus Incentive Plan (the “Plan”), including an increase to the total number of shares authorized under the Plan. The shareholders voted as follows:

For	Against	Abstain
12,265,980	4,528,925	63,686

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
June 27, 2017

EMERGENT CAPITAL, INC.
(Registrant)

By:	/s/ Christopher O'Reilly
Christopher O'Reilly
General Counsel and Secretary